UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________
FORM 8-K
________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2026
SMART SAND, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37936	45-2809926
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1000 Floral Vale Boulevard, Suite 225
Yardley, Pennsylvania 19067
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 231-2660
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	SND	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.
On May 15, 2026, Smart Sand, Inc. (the “Company”) entered into a written trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company implemented this written trading plan in connection with its previously announced share repurchase programs, as described in the Company’s 2025 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on February 26, 2026, and Current Report on Form 8-K, filed with the SEC on February 26, 2026.
The trading plan will permit purchases up to a total purchase amount of $2.5 million of shares (including commissions). The number of shares of Company common stock to be purchased on any purchase day will be up to the maximum daily target volume allowable under Rule 10b-18 of the Exchange Act. Trades under the plan will not be effected before June 1, 2026, and will cease upon the earlier of (i) full use of the $2.5 million or (ii) the close of business on August 10, 2026.

Adopting a trading plan that satisfies the conditions of Rule 10b5-1 allows a company to repurchase its shares at times when it might otherwise be prevented from doing so due to self-imposed trading blackout periods or pursuant to insider trading laws. A broker selected by the Company will have the authority under the terms and limitations specified in the plan to repurchase shares on the Company’s behalf in accordance with the terms of the plan. Adopting this trading plan does not require the Company or its broker to purchase a specific number of shares, nor does it obligate the Company or its broker to make any repurchases at any specific time. After the expiration of the current trading plan, the Company may from time to time enter into subsequent trading plans under Rule 10b5-1 to facilitate the repurchase of its common stock pursuant to its share repurchase program.

Information regarding share repurchases will be available in the Company’s periodic reports on Forms 10-Q and 10-K filed with the SEC as required by the applicable rules of the Exchange Act.

This report contains forward-looking information, as that term is defined under the Exchange Act, including information regarding purchases by the Company of its common stock pursuant to a 10b5-1 trading plan. By their nature, forward-looking information and statements are subject to risks, uncertainties, and contingencies, including changes in price and volume and the volatility of the Company’s common stock; adverse developments affecting either or both of prices and trading of exchange-traded securities, including securities listed on NASDAQ; and unexpected or otherwise unplanned or alternative requirements with respect to the capital investments of the Company. The Company’s 2025 Annual Report on Form 10-K, filed with the SEC on February 26, 2026 includes information regarding other risk factors and cautionary information. The Company does not undertake to update any forward-looking statements or information, including those contained in this report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART SAND, INC.

Dated:	May 15, 2026	By:	/s/ Lee E. Beckelman
Lee E. Beckelman
Chief Financial Officer